UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2012

FLUX TECHNOLOGIES, CORP.

 (Exact name of registrant as specified in its charter)

Nevada	333-180624	39-2078861
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

(Address of principal executive offices, including zip code)

(213) 321-6065

(Registrant’s telephone number, including area code)

21 Komorowo Street, Ste. 2

Wolsztyn

Poland 64200

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Cautionary Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements.. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors. Other factors besides those discussed in this Current Report could also adversely affect us.

Item 1.01.	Entry into a Material Definitive Agreement.

Reverse Acquisition

On December 18, 2012, the Company, Iryna Antaniuk, the then sole director and sole officer of the Company (“Antaniuk”), and Brazil Mining, Inc., a Delaware corporation (“Brazil Mining”) entered into, and on December 19, 2012 they consummated, an Agreement, a copy of which is filed herewith as Exhibit 10.1 (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, (a) the Company issued to Brazil Mining an aggregate of 1,073,511 shares of the Company’s Common Stock, par value $.001 per share, (b) 3,000,000 shares of Common Stock held by Antaniuk were cancelled and retired, (c) Brazil Mining paid to the Company $25,000, (d) the Company used the $25,000 payment from Brazil Mining to pay and satisfy all of the Company’s liabilities, (e) the Company’s sole officer and director prior to the signing of the Agreement resigned and Marc Fogassa was elected as a director of the Company and (f) the Company issued to Marc Fogassa one share of the Company’s Series A Convertible Preferred Stock (“Series A Stock”). The Certificate of Designations of the Series A Stock, among other things, provides that, for so long as Series A Stock is issued and outstanding, the holders of Series A Stock shall vote together as a single class with the holders of the Common Stock, and the holders of any other class or series of shares entitled to vote with the Common Stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of Common Stock and any other shares entitled to vote being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power. In the Acquisition Agreement, Antaniuk and the Company made certain representations to Brazil Mining (including as to the corporate organization and charter documents of the Company, the capitalization of the Company, Antaniuk’s title to the shares of Common Stock being cancelled and the authorization and enforceability of the Acquisition Agreement) and Brazil Mining made certain representations to Antaniuk (including as to the authorization and enforceability of the Acquisition Agreement).

The foregoing description of the terms of the Acquisition Agreement is qualified in its entirety by reference to the provisions of the Acquisition Agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Acquisition of Mineral Property Interests

In connection with the Acquisition Agreement, the Company entered into and consummated a Contribution Agreement with Brazil Mining pursuant to which Brazil Mining contributed to the Company by way of an Assignment of Mineral Rights, certain mineral exploration rights on an approximately 10,000 hectare property located in the municipality of Borba, State of Amazonas, Brazil. Brazil Mining also entered into an Option Agreement with the Company pursuant to which Brazil Mining granted to the Company an option to purchase for $800,000 a 20% share of the monthly diamond production that Brazil Mining actually receives in respect of Brazil Mining’s anticipated acquisition of a 55% equity interest in a Brazilian entity. If the option is exercised, Brazil Mining has the right to redeem it for a consideration and upon the occurrence of certain events specified in the Option Agreement. Copies of the Assignment of Mineral Rights, Option Agreement and Contribution Agreement are being filed herewith as Exhibits 10.2, 10.3 and 10.4, respectively.

Private Placement of Common Stock

On December 18, 2012, the Company entered into, and on December 19, 2012 consummated, Subscription Agreements with 37 investors pursuant to which the Company issued and sold to the investors for $33.333 per share an aggregate of 60,002 shares of the Company’s Common Stock for an aggregate purchase price of $2,000,006.66. Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(2) of the Securities Act by virtue of compliance with the provisions of Regulation D under the Securities Act.

The Subscription Agreement contains representations and warranties by the Company and the investors which are customary for transactions of this type such as, with respect to the Company: organization, good standing and qualification to do business; capitalization; subsidiaries, authorization and enforceability of the transaction and transaction documents; valid issuance of stock, consents being obtained or not required to consummate the transaction; litigation; compliance with securities laws; and no brokers used, and with respect to the investors: authorization and investment intent.

As contemplated by the Subscription Agreements, on December 18, 2012 the Company amended its Articles of Incorporation to authorize 10,000,000 shares of a class of “blank check” preferred stock and filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock. One share of Series A Convertible Preferred Stock (“Series A Stock”) was designated. The Certificate of Designations of the Series A Stock, among other things, provides that, for so long as Series A Stock is issued and outstanding, the holders of Series A Stock shall vote together as a single class with the holders of the Common Stock, and the holders of any other class or series of shares entitled to vote with the Common Stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of Common Stock and any other shares entitled to vote being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power. On December 18, 2012 the Company issued and sold for $1.00 to Marc Fogassa, who was elected on such date as a director and as the Chief Executive Officer of the Company, the one share of Series A Stock.

The foregoing description of the terms of the Subscription Agreements is qualified in its entirety by reference to the provisions of the form of Subscription Agreement which is filed as Exhibit 2.1 of this Current Report and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in the subsection of Item 1.01 entitled “Acquisition of Mineral Property Interests” is incorporated herein by reference. Brazil Mining, Inc. owns 51% of the outstanding common stock of the Company and Marc Fogassa is a director and the Chief Executive Officer of both the Company and Brazil Mining.

Item 3.02	Unregistered Sales of Equity Securities.

On December 18, 2012, the Company entered into, and on December 19, 2012 consummated, Subscription Agreements with 37 investors pursuant to which the Company issued and sold to the investors for $33.333 per share an aggregate of 60,002 shares of the Company’s Common Stock for an aggregate purchase price of $2,000,006.66. Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act under Section 4(2) of the Securities Act by virtue of compliance with the provisions of Regulation D under the Securities Act.

On December 18, 2012 the Company issued and sold to Marc Fogassa one share of Series A Convertible Preferred Stock (“Series A Stock”). Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act under Section 4(2) of the Securities Act.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosures set forth under Items 1.01 and 3.02 of this Current Report, which disclosures are incorporated herein by reference.

As a result of the closing of the Acquisition Agreement, the Subscription Agreements and the issuance of Series A Stock to Marc Fogassa on such date, as of December 18, 2012 Marc Fogassa may be deemed to have acquired control of the Company as of such date by virtue of his right to cast 51% of the total votes on all matters on which stockholders of the Company may vote, including, but not limited to, the election of directors of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On December 18, 2012 Iryna Antaniuk resigned as a director and from all officer positions she held with the Company. On such date, Marc Fogassa was elected as a director as of the Company by the written consent of the holder of a majority of the outstanding shares of Common Stock. In addition, on December 18, 2012 Marc Fogassa was elected as the Chief Executive Officer, Chairman, President, Chief Financial Officer, Treasurer and Secretary of the Company.

Marc Fogassa has been the Chairman and Chief Executive Officer of Brazil Mining, Inc., a privately held Delaware corporation which owns 51% of the Company’s Common Stock, since March 2012. Dr. Fogassa has 14 years of investment experience in private and public equity. He was a venture capitalist initially at Atlas Venture and later at Axiom Ventures, and involved in originating, structuring, and monitoring multiple transactions. He has been on the board of directors of six private companies. Among various transactions, Dr. Fogassa co-led an early stage round and at that time joined the board of directors of Achillion Pharmaceuticals, a company that later underwent a public offering and is now listed on Nasdaq. Dr. Fogassa has invested in multiple Brazilian public companies while at Hedgefort, a registered investment adviser. He is frequently invited as speaker on Brazilian issues. Previously, Dr. Fogassa was at Goldman Sachs & Co. and Deloitte Consulting. Dr. Fogassa is a registered representative of Hunter Wise Financial Group, LLC, a broker-dealer and the private placement agent for the private placement of the Company’s Common Stock reported in this Current Report. Dr. Fogassa has Series 63, 65, and 79 FINRA certifications. Dr. Fogassa double-majored from the Massachusetts Institute of Technology and graduated with two Bachelor of Science degrees in 1990, and also graduated from the Harvard Medical School with a Doctor of Medicine degree in 1995, and from the Harvard Business School with a Master in Business Administration degree in 1999. Dr. Fogassa was born in Brazil and is fluent in Portuguese and English.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2012 the Company amended its Articles of Incorporation to authorize 10,000,000 shares of a class of “blank check” preferred stock and filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock. One share of Series A Convertible Preferred Stock (“Series A Stock”) was designated. The Certificate of Designations of the Series A Stock, among other things, provides that for so long as Series A Stock is issued and outstanding, the holders of Series A Stock shall vote together as a single class with the holders of the Common Stock, and the holders of any other class or series of shares entitled to vote with the Common Stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of Common Stock and any other shares entitled to vote being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power. On December 18, 2012 the Company issued and sold for $1.00 to Marc Fogassa, who was elected on such date as a director and as the Chief Executive Officer of the Company, the one share of Series A Stock.

On December 20, 2012, the sole director approved a change in the fiscal year of the Company from a year ending on the last day of February to a year ending on December 31. The determination was made without submission to a vote of securities holders and without amendment of the Company’s Articles of Incorporation or Bylaws.  The Company will file a Report on Form 10-K covering the transition period from March 1, 2012 to December 31, 2012.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1	Form of Subscription Agreement dated as of December 18, 2012 among the Company and certain investors. The name, address and number of shares purchased by each investor are attached to the Subscription Agreement as Appendix A.

3.1	Certificate of Amendment to the Articles of Incorporation of the Company filed with the Secretary of State of the State of Nevada on December 18, 2012.

3.2	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Nevada on December 18, 2012.

10.1	Acquisition Agreement dated as of December 18, 2012 between the Company, Antaniuk and Brazil Mining.

10.2	Assignment of Mineral Rights from Brazil Mining, Inc. to the Company, dated December 18, 2012.

10.3	Option Agreement between the Company and Brazil Mining, Inc., dated December 18, 2012.

10.4	Contribution Agreement dated December 18, 2012 between the Company and Brazil Mining, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUX TECHNOLOGIES, CORP.

Dated: December 24, 2012	By:	/s/ Marc Fogassa
Name: Marc Fogassa
Title: Chief Executive Officer